SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2014

FEDFIRST FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Maryland	0-54124	25-1828028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

565 Donner Avenue, Monessen, Pennsylvania 15062
(Address of principal executive offices) (Zip Code)

(724) 684-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)           The annual meeting of stockholders of FedFirst Financial Corporation was held on May 22, 2014.

(b)           The matters considered and voted on by the stockholders at the annual meeting and the vote of the stockholders were as follows:

1.             The following individuals were elected as directors, each for a three-year term, by the following vote:

Name	Shares Voted For	Votes Withheld	Broker Non-Votes
John J. LaCarte	1,479,299	5,403	588,986
R. Carlyn Belczyk	1,478,349	6,353	588,986

2.            The appointment of ParenteBeard LLC as the independent registered public accounting firm of FedFirst Financial Corporation for the fiscal year ending December 31, 2014 was ratified by the stockholders by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
2,069,507	4,141	40

There were no broker non-votes on the proposal.

3.           The vote on the non-binding resolution on the compensation of the named executive officers was approved by the shareholders by the following vote:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
1,420,963	52,215	11,524	588,986

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDFIRST FINANCIAL CORPORATION

Date: May 23, 2014	By:	/s/ Patrick G. O’Brien
Patrick G. O’Brien
President and Chief Executive Officer